                                                                    Exhibit 10.6

                              EXECUTIVE AGREEMENT
                              -------------------

                  THIS EXECUTIVE AGREEMENT (this "Agreement") is made as of
                                                  ---------
April 5, 2000, by and between Ziff Davis Holdings Inc., a Delaware corporation (the "Company"), Ziff Davis Publishing, Inc., a Delaware corporation and a
      -------
wholly owned indirect subsidiary of the Company ("Publishing"), and James D.
                                                  ----------
Dunning, Jr. ("Executive"). Certain definitions are set forth in Section 17 of
               ---------
this Agreement.

                  Executive desires to be employed by Publishing, and Publishing desires to employ Executive and to be assured of its right to have the benefit of Executive's services on the terms and conditions hereinafter set forth. Executive desires to purchase shares of the Company's Common Stock, par value $.01 per share (the "Common Stock") and Series A Preferred Stock, par value $.01
                     ------------
per share (the "Preferred Stock," and collectively with the Common Stock, the
                ---------------
"Stock"), of the Company and the Company desires to issue such Common Stock and
 -----
Preferred Stock to Executive. The Company, Publishing and Executive desire to enter into this Agreement (i) setting forth the terms of Executive's purchase of the Executive Stock (as defined below); (ii) setting forth the terms and conditions of Executive's employment with Publishing; (iii) providing the Company with certain rights in respect of the Executive Stock; and (iv) setting forth the obligation of Executive to refrain from competing with the Company and its Affiliates (as defined below) under certain circumstances as provided herein.

                  NOW, THEREFORE, the parties hereto agree as follows:

                    A. PURCHASE AND SALE OF EXECUTIVE STOCK

             1. Upon execution of this Agreement, Executive shall purchase, and the Company shall sell, (a) 8,455 shares of Preferred Stock at a price of $1,000 per share and 1,780,000 shares of Common Stock at a price of $0.25 per share, which shares shall be fully vested as of the date hereof (collectively, the "Coinvest Shares") and (b) 1,531,333.33 shares of Common Stock at a price of
     ---------------
$0.25 per share, which shares shall be subject to vesting as provided herein (the "Vesting Shares"), for an aggregate purchase price of $9,282,833.33. The
      --------------
Company shall deliver to Executive stock certificates representing the Coinvest Shares, and Executive shall deliver to the Company (x) $5,000,000.00 by bank check or wire transfer of immediately available funds, (y) a promissory note in the form of Annex A attached hereto in an aggregate principal amount of
            -------
$3,900,000.00 (the "Coinvest Note") and (z) a promissory note in the form of
                    -------------
Annex B attached hereto in an aggregate principal amount of $382,833.33 (the
-------
"Vesting Shares Note" and together with the Coinvest Note, the "Executive
 -------------------                                            ---------
Notes"). Executive's obligations under the Executive Notes shall be secured by a
-----
pledge to the Company of all of the shares of Executive Stock, and in connection therewith, Executive shall enter into a pledge agreement in the form of Annex C
                                                                        -------
attached hereto.

             2. The Company shall hold each certificate representing the Executive Stock until such time as the Executive Stock represented by such certificate is released from the pledge to the Company.

             3. Within 30 days after Executive purchases the Executive Stock from the Company hereunder, Executive shall make an effective election with the Internal Revenue Service under Section 83(b) of the Internal Revenue Code and the regulations promulgated thereunder in the form of Annex D attached hereto.
                                                      -------

             4. In connection with the purchase and sale of the Executive Stock hereunder, Executive represents and warrants to the Company that:

             (a) The Executive Stock to be acquired by Executive pursuant to this Agreement shall be acquired for Executive's own account and not with a view to, or intention of, distribution thereof in violation of the Securities Act, or any applicable state securities laws, and the Executive Stock shall not be disposed of in contravention of the Securities Act or any applicable state securities laws.

             (b) Executive is an executive officer of Publishing, is sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the Executive Stock. Executive is an "accredited investor", as defined in Regulation D promulgated under the Securities Act.

             (c) Executive is able to bear the economic risk of Executive's investment in the Executive Stock for an indefinite period of time because the Executive Stock have not been registered under the Securities Act and, therefore, cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available.

             (d) Executive has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of Executive Stock and has had full access to such other information concerning the Company as Executive has requested. Executive has reviewed, or has had an opportunity to review, a copy of the Investor Rights Agreement.

             (e) This Agreement constitutes the legal, valid and binding obligation of Executive, enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement by Executive does not and shall not conflict with, violate or cause a breach of any agreement, contract or instrument to which Executive is a party or any judgment, order or decree to which Executive is subject.

             (f) Executive is not a party to or bound by any employment agreement, noncompete agreement or confidentiality agreement with any person or entity other than the Company or Publishing.

             (g) Executive has had an opportunity to consult with independent legal counsel regarding his rights and obligations under this Agreement and that he fully understands the terms and conditions contained herein. Executive has obtained advice from persons other than the Company and its counsel regarding the tax effects of the transaction contemplated hereby.

             5. Executive acknowledges and agrees that neither the issuance of the Executive Stock to Executive nor any provision contained herein shall entitle Executive to remain in the employment of Publishing or any of its Affiliates.

             6. The Company, Publishing and Executive acknowledge and agree that this Agreement has been executed and delivered, and the Executive Stock has been issued hereunder, in connection with and as a part of the compensation and incentive arrangements between the Company, Publishing and Executive.

                     B. VESTING AND REPURCHASE PROVISIONS
                      REGARDING CERTAIN EXECUTIVE STOCK.

             7.   Vesting of Common Stock; Vested Shares. The Company and
                  --------------------------------------
Executive acknowledge and agree that the Vesting Shares purchased by Executive hereunder will be subject to vesting as hereinafter provided. All Coinvest Shares held by Executive as of the date hereof shall be considered Vested Shares (as defined below) for all purposes hereunder. The Vesting Shares shall vest in accordance with the following schedule, if as of each such date Executive is employed by the Company or any of its Subsidiaries:

                                                     Cumulative Percentage
                                                          of Vesting
                        Measurement Date                 Shares Vested
              -------------------------------------  ---------------------

              180/th/ date after the date hereof              25%
              First anniversary of the date hereof            50%
              Second anniversary of the date hereof         62.5%
              Third anniversary of the date hereof            75%
              Fourth anniversary of the date hereof         87.5%
              Fifth anniversary of the date hereof           100%

If Executive ceases to be employed by Publishing on any date after the 180 date after the date hereof, other than a Measurement Date prior to the fifth anniversary of the date hereof, the cumulative percentage of Vesting Shares to become vested shall be determined on a pro rata basis according to the number of days elapsed since the immediately prior Measurement Date. Notwithstanding the foregoing, all unvested Vesting Shares shall vest upon the consummation of a Sale of the Company or upon the death or Incapacity of Executive. "Vested
                                                                   ------
Shares" means any Vesting Shares which have become vested pursuant to the terms
------
of this Agreement and all other Executive Shares which are not Vesting Shares. All Vesting Shares which have not become vested are referred to herein as "Unvested Shares."
 ---------------

             8.   Repurchase Option.
                  -----------------

             (a)  Repurchase Option. If Executive is no longer employed by
                  -----------------
Publishing or any of its Affiliates for any reason, the Company and the Investors may, pursuant to the terms and conditions set forth in this Section 8, elect to purchase all or any portion of the Unvested Shares at a price per share equal to the lesser of the Original Cost thereof and the Fair Market Value thereof (the "Repurchase Option").
              -----------------

             (b)  Repurchase Procedures. After the termination of Executive's
                  ---------------------
employment with Publishing or any of its Affiliates for any reason, the Company may elect to exercise the right to purchase the Unvested Shares (in the amounts and for the prices set forth in Section 8(a)) pursuant to the Repurchase Option by delivering written notice (the "Repurchase Notice") to the holder or holders
                                   -----------------
of the Unvested Shares at any time prior to the end of the six-month period commencing on the date of such termination of employment. The Repurchase Notice will set forth the number of shares of each class and type of the Unvested Shares to be acquired from such holder(s), the aggregate consideration to be paid for such Unvested Shares and the time and place for the closing of the transaction. If any Unvested Shares are held by Permitted Transferees, the Company shall purchase the shares each class and type of the Unvested Shares elected to be purchased from such holder(s) of Unvested Shares pro rata according to the number of shares of such class and type of Unvested Shares held by such holder(s) at the time of delivery of such Repurchase Notice (determined as nearly as practicable to the nearest share).

             (c)  Rights of the Investors
                  -----------------------

                  (i) If for any reason the Company does not elect to purchase all of the Unvested Shares pursuant to the Repurchase Option, the Investors will be entitled to exercise the Repurchase Option, in the manner set forth in this
Section 8, for all or any portion of the Unvested Shares which the Company has not elected to purchase (the "Available Shares"). As soon as practicable after
                              ----------------
the Company determines that there will be any Available Shares, but in any event upon the earlier of (A) the delivery of the Repurchase Notice and (B) six months after the termination of Executive's employment with the Company, the Company will deliver written notice (the "Option Notice") to the Investors, setting
                                  -------------
forth the number of each class and type of Available Shares and the price for each Available Share.

                  (ii) The Investors will be permitted to purchase all or any portion of the Available Shares by delivering written notice (an "Election
                                                                  --------
Notice") to the Company within 30 days after receipt of the Option Notice from
------
the Company (such 30-day period being referred to herein as the "Investor
                                                                 --------
Election Period"); provided that if more than one Investor elects to purchase
---------------    --------
any or all Available Shares of any type or class and the number of Available Shares of such type or class is less than the aggregate number of Available Shares of such type or class elected to be purchased by such electing Investors, each Investor shall be entitled to purchase the lesser of (i) the number of shares of such type or class such Investor has elected to purchase as indicated in the Election Notice or (ii) the number of shares of such type or class obtained by multiplying the number of shares specified in the Option Notice by a fraction, the numerator of which is the number of shares of Common Stock (on a fully-diluted basis) held by such Investor and the denominator of which is the aggregate number of shares of Common Stock (on a fully-diluted basis) held by all electing Investors. If any Available Shares of such type or class remain after giving effect to such allocation, such allocation shall be repeated until either all of the Available Shares of such type or class requested to be purchased by the electing Investors have been so allocated or no Available Shares of such type or class are available for purchase.

             (d)  Supplemental Repurchase Notice. As soon as practicable but in
                  ------------------------------
any event within five (5) business days after the expiration of the Investor Election Period, the Company will, if necessary, notify the holder(s) of Unvested Shares as to the number of Unvested Shares being purchased from such holder(s) by the Investors (the "Supplemental Repurchase Notice"). At the time
                                 ------------------------------
the Company delivers a Supplemental Repurchase Notice to the holder(s) of Unvested Shares, the Company will also deliver to the Investors written notice setting forth the number of Unvested Shares the Company and the Investors will acquire, the aggregate purchase price to be paid and the time and place of the closing of the transaction.

             (e)  Closing. The closing of the transactions contemplated by this
                  -------
Section 8 will take place on the date designated by the Company in the Repurchase Notice or the Supplemental Repurchase Notice, as the case may be, which date will not be more than 60 days after the delivery of the later of such notices, as the case may be. The Company and/or the Investors, as the case may be, will pay for the Unvested Shares to be purchased pursuant to the Repurchase Option by delivery of, (i) in the case of the Company, (A) a check payable to the holder(s) of such Unvested Shares, (B) a note or notes payable in three (3) equal annual installments beginning on the first anniversary of the closing of such purchase and bearing interest (payable quarterly) at a rate per annum equal to 7.0%, (C) by offsetting any amounts owed by Executive to Company under the Executive Notes or other bona fide indebtedness of Executive to the Company or its Affiliates against the price for such Unvested Shares or (D) any combination of (A), (B) and (C) in the aggregate amount of the purchase price for such Unvested Shares, (ii) in the case of the Investors, a check payable to the holder(s) of such Unvested Shares, or (iii) in any such case, as the holder(s) of such Unvested Shares and the purchaser(s) thereof may otherwise agree. The Company and the Investors, as the case may be, will receive customary representations and warranties from each seller of Unvested Shares regarding the sale of the Unvested Shares, including but not limited to the representation that such seller has good and marketable title to the Unvested Shares to be transferred, free and clear of all liens, claims and other encumbrances.

             (f)  Restrictions on Repurchase. Notwithstanding anything to the
                  --------------------------
contrary contained in this Agreement, all repurchases of Unvested Shares by the Company shall be subject to applicable restrictions contained in the Delaware General Corporation Law and in the Company's and its Subsidiaries' debt and equity financing agreements. If any such restrictions prohibit the repurchase of Executive Stock hereunder which the Company is otherwise entitled to make, the time periods in this Section 8 shall be suspended and the Company may make such repurchases as soon as it is permitted to do so under such restrictions.

             (g)  Termination of Repurchase Right. The right of the Company and
                  -------------------------------
the Investors to repurchase Unvested Shares pursuant to this Section 8 shall terminate upon of a Sale of the Company.

             (h)  Additional Restrictions on Transfer.
                  -----------------------------------

                  (i) Until the fifth anniversary of the date hereof, Executive shall not Transfer any Executive Stock except to a Permitted Transferee in compliance with the provisions of Section 2D of the Investor Rights Agreement. The restrictions set forth in this Section 8(i) shall terminate upon the consummation of a Change in Control.

                  (ii) All Executive Stock is subject to the additional restrictions on Transfer set forth in the Investor Rights Agreement.

                  (iii) In addition to any other legend required pursuant to the Investor Rights Agreement or otherwise, any certificates representing the Executive Stock shall bear the following legend:

             "THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED ON APRIL 5, 2000, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR
                                                                ---
             UNDER ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES
             LAWS OR AN EXEMPTION FROM REGISTRATION THEREUNDER. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER, CERTAIN REPURCHASE OPTIONS AND CERTAIN OTHER AGREEMENTS SET FORTH IN AN EXECUTIVE AGREEMENT BETWEEN THE COMPANY AND THE ORIGINAL HOLDER HEREOF DATED AS OF APRIL 5, 2000, A COPY OF WHICH MAY BE OBTAINED BY THE HOLDER HEREOF AT THE COMPANY'S PRINCIPAL PLACE OF BUSINESS WITHOUT CHARGE."

                  (iv)  Opinion of Counsel. Executive may not sell, transfer or
                        ------------------
dispose of any Executive Stock (except pursuant to an effective registration statement under the Securities Act) without first delivering to the Company an opinion of counsel reasonably acceptable in form and substance to the Company that registration under the Securities Act or any applicable state securities law is not required in connection with such transfer.

                           C. EMPLOYMENT PROVISIONS

             9.   Employment. Publishing shall employ Executive, and Executive
                  ----------
hereby accepts employment with Publishing, upon the terms and conditions set forth in this Agreement for the period beginning on the date hereof and ending as provided in Section 12 hereof (the "Employment Period").
                                       -----------------

             10.  Position and Duties.
                  -------------------

             (a) During the Employment Period, Executive shall serve as the Chairman of the Board, Chief Executive Officer and President of Publishing and shall have the normal duties, responsibilities and authority implied by such positions. Executive shall hold similar positions with the Company and Ziff Davis Media Inc. ("Media"), provided that Executive shall not be entitled to
                   -----
any additional compensation for serving in such positions. The Company, Media, and/or Publishing shall be entitled to appoint a new President (and ask Executive to resign such position) if such entity obtains the prior consent of Executive, which consent shall not be unreasonably withheld.

             (b) Executive shall report to the Board of the Company, and Executive shall devote Executive's best efforts to the business and affairs of Publishing and its Affiliates and Executive's employment hereunder shall be Executive's principal business interest (except for permitted vacation periods, periods of illness or other incapacity, reasonable time spent with respect to civic and charitable activities and serving on the boards of directors of other companies (provided that none of such activities shall interfere with Executive's duties to Publishing), and other permitted absences for which senior executive employees of Publishing are generally eligible from time to time under Publishing's policies). Executive shall perform Executive's duties and responsibilities to the best of Executive's abilities in a diligent, trustworthy, businesslike and efficient manner.

             11.  Base Salary; Benefits and Bonuses.
                  ---------------------------------

             (a) During the Employment Period, Executive's base salary shall be $2,000,000 per annum, subject to an annual cost of living increase at the beginning of each fiscal year beginning April 1, 2001 at a rate equal to the increase in the Consumer Price Index for the New York area during the prior year, or such higher rate as the Board of the Company may designate from time to time (the "Base Salary"), which salary shall be payable in regular installments
           -----------
in accordance with Publishing's general payroll practices and shall be subject to customary withholding.

             (b) In addition to the Base Salary, during the Employment Period, Executive shall be eligible to receive a bonus with respect to the Company's fiscal year ending March 31, 2001 (the "Bonus") of $500,000. The Bonus will be
                                        -----
payable if and only if Executive remains employed by Publishing through such fiscal year and the Company's EBITDA for such fiscal year (calculated taking into account, without limitation, the Bonus and each other bonus payable to any employee of the Company and its Subsidiaries) is equal to or greater than $130,000,000. A similar Bonus of $500,000 shall be payable with respect to the Company's fiscal year ending March 31, 2002 if any only if Executive remains employed by Publishing through such fiscal year and the Company's EBITDA for such fiscal year (calculated taking into account, without limitation, such Bonus and each other bonus payable to any employee of the Company and its Subsidiaries) is equal to or greater than $154,000,000. Such Bonuses, if payable, shall be payable not later than 90 days following the end of the applicable fiscal year and 30 days following delivery to the Board of the Company financial statements for such year certified by the Company's independent auditors.

             (c) During the Employment Period, Executive shall be entitled to participate in all of Publishing's employee benefit plans and programs for which senior executive employees of Publishing are generally eligible, which shall include, but shall not be limited to, health insurance, dental insurance, life insurance, disability insurance and participation in Publishing's 401(k) plan. Executive's right to participate in any employee benefit plans or programs of Publishing shall be subject to Publishing's right to amend, modify or terminate any such plan or program in accordance with its terms and applicable law and subject in each case to any applicable waiting periods or other restrictions contained in such benefit plans or programs. During the Employment Period, Executive shall be eligible for six (6) weeks of paid vacation in accordance with the policies of Publishing. During the Employment Period, Publishing shall also reimburse Executive for up to $25,000 per annum of life insurance premium payments paid by Executive. To the extent Publishing's health insurance plan requires a payment by applicable employees in respect of the monthly premium, Executive's Base Salary shall be increased by the annual amount of such premium payment payable by Executive.

             (d) Publishing shall reimburse Executive for all reasonable business expenses incurred by Executive in the course of performing Executive's duties under this Agreement which are consistent with Publishing's policies in effect from time to time with respect to travel, entertainment and other business expenses, subject to Publishing's requirements with respect to reporting and documentation of such expenses.

             (e) The Company shall establish a stock option program for the Company's senior executives which shall award stock options representing an aggregate of two percent (2%) of the Company's outstanding Common Stock as of the date of this Agreement (one percent (1%) awarded in respect of each fiscal year) assuming the Company's EBITDA meets or exceeds the following targets:

                    Fiscal Year
                      Ending                      EBITDA Target
                      ------                      -------------

                  March 31, 2001                   130,000,000

                  March 31, 2002                   154,000,000

The options shall have an exercise price equal to the fair market value of the Company's Common Stock on the date of grant (based on an enterprise value of the Company equal to 9x the target EBITDA (as set forth above) for the applicable fiscal year). The other terms and conditions of the stock option program shall be determined by the Board. Assuming such stock options are awarded (i.e., the EBITDA targets are met), the Company shall award a minimum of five percent (5%) of the stock options so awarded to Executive.

             12.  Term; Termination; Severance.
                  ----------------------------

             (a) The Employment Period shall be for a period of five years from the date hereof; provided that (i) the Employment Period shall terminate prior
                 --------
to such date upon Executive's death or Incapacity; (ii) the Employment Period may be terminated by Publishing at any time prior to such date with Cause or without Cause; and (iii) the Employment Period may be terminated by Executive at any time for any reason (a "Voluntary Termination"), except that a termination
                            ---------------------
by Executive as a result of material breach of this Agreement by Publishing which is not cured within 20 days after written notice thereof by Executive shall not be deemed a Voluntary Termination. Any termination of the Executive's employment with Publishing shall be a "Termination." The date of any termination
                                       -----------
of Executive's employment with Publishing shall be the "Termination Date."
                                                        ----------------

             (b) Upon any Termination, Executive shall be entitled to receive Executive's Base Salary earned through Executive's Termination Date, prorated on a daily basis together with all accrued but unpaid vacation time earned by Executive during the fiscal year in which such Termination occurs. Except as set forth in Section 12(d), Executive shall not be entitled to receive Executive's Base Salary or any bonuses or other benefits from Publishing for any period after the Termination Date.

             (c) In the event Executive's employment is terminated by Publishing with Cause, upon a Voluntary Termination or upon Executive's death or Incapacity, Publishing shall have no obligation to make any severance or other similar payment to or on behalf of Executive.

             (d) In the event that Executive's employment is terminated by Publishing without Cause, or in the event that Executive's employment is terminated by Publishing for any reason following a Sale of the Company, following such Termination and upon execution by Executive of a general release in favor of Publishing and its Affiliates, in form satisfactory to Publishing, releasing any and all claims for payments (other than those payments due under Section 11(c)), due to Executive arising under or pursuant to this Agreement against Publishing and its Affiliates as of the Termination Date, Publishing shall pay Executive his initial annual Base Salary until the one-year anniversary of the Termination Date, plus an amount equal to fifty percent (50%) of the Bonus amount paid to Executive for the Company's completed fiscal year immediately preceding such termination. Each severance payment hereunder shall be payable in accordance with Publishing's normal payroll procedures and cycles and shall be subject to withholding of applicable taxes and governmental charges in accordance with federal and state law. After payment of the severance amounts described in this Section 12(d), Publishing shall have no obligation to make any further severance or other payment to or on behalf of Executive except as otherwise expressly contemplated hereby. Notwithstanding the foregoing, in the event that Executive shall breach any of Executive's obligations under Sections 13, 14 or 15 of this Agreement, then, in addition to any other rights that Publishing may have under this Agreement or otherwise, Publishing shall be relieved from and shall have no further obligation to pay Executive any amounts to which Executive would otherwise be entitled pursuant to this Section 12.

                           D. ADDITIONAL AGREEMENTS

             13.  Confidential Information. Executive acknowledges that by
                  ------------------------
reason of Executive's duties to and association with Publishing and its Affiliates, as well as Publishing's predecessor, Executive has had and will have access to and has and will become informed of Confidential Information (as defined in Section 17 below) which is a competitive asset of Publishing and/or its Affiliates. Executive agrees to keep in strict confidence and not, directly or indirectly, make known, disclose, furnish, make available or use, any Confidential Information, except for use in Executive's regular authorized duties on behalf of Publishing and its Affiliates (including their predecessors). Executive acknowledges that all documents and other property including or reflecting Confidential Information furnished to Executive by Publishing or any of its Affiliates or otherwise acquired or developed by Publishing or any of its Affiliates or Executive or known by Executive shall at all times be the property of Publishing and its Affiliates. Executive shall take all necessary and appropriate steps to safeguard Confidential Information and protect it against disclosure, misappropriation, misuse, loss and theft. Executive shall deliver to Publishing at the termination of the Employment Period, or at any other time Publishing may request, all memoranda, notes, plans, records, reports, computer tapes, printouts and software and other documents and data (and copies thereof) relating to the Confidential Information, Work Product (as defined in Section 17 below) or the business of Publishing or any of its Affiliates which Executive may then possess or have under Executive's control.

             14.  Inventions and Patents.
                  ----------------------

             (a)  Executive acknowledges that all Work Product (as defined in
Section 17 below) is the exclusive property of Publishing. Executive hereby assigns all right, title and interest in and to all Work Product to Publishing. Any copyrightable works that fall within the Work Product will be deemed "works made for hire" under Section 201(b) of the 1976 Copyright Act, and Publishing shall own all of the rights comprised in the copyright therein; provided,
                                                                --------
however, that to the extent such works may not, by operation of law, constitute
-------
"works made for hire," Executive hereby assigns to Publishing all right, title and interest therein.

             (b) Executive shall promptly and fully disclose all Work Product to Publishing and shall cooperate and perform all actions reasonably requested by Publishing (whether during or after the Employment Period) to establish, confirm and protect Publishing's right, title and interest in such Work Product. Without limiting the generality of the foregoing, Executive agrees to assist Publishing, at Publishing's expense, to secure Publishing's rights in the Work Product in any and all countries, including the execution of all applications and all other instruments and documents which Publishing shall deem necessary in order to apply for and obtain rights in such Work Product and in order to assign and convey to Publishing the sole and exclusive right, title and interest in and to such Work Product. If Publishing is unable because of Executive's mental or physical incapacity or for any other reason (including Executive's refusal to do so after request therefor is made by Publishing) to secure Executive's signature to apply for or to pursue any application for any United States or foreign patents or copyright registrations covering Work Product belonging to or assigned to Publishing pursuant to paragraph 14(a) above, then Executive hereby irrevocably designates and appoints Publishing and its duly authorized officers and agents as Executive's agent and attorney-in-fact to act for and in Executive's behalf and stead to execute and file any such applications and to do all other lawfully permitted acts to further the prosecution and issuance of patents or copyright registrations thereon with the same legal force and effect as if executed by Executive. Executive agrees not to apply for or pursue any application for any United States or foreign patents or copyright registrations covering any Work Product other than pursuant to this paragraph in circumstances where such patents or copyright registrations are or have been or are required to be assigned to Publishing.

             15.  Non-Compete, Non-Solicitation.
                  -----------------------------

             (a) In further consideration of the compensation to be paid to Executive hereunder and the Executive Stock made available for Executive's purchase hereunder, Executive acknowledges that in the course of Executive's employment with Publishing and its Affiliates, and Publishing's predecessor, he has prior to the date of this Agreement, and will during the Employment Period, become familiar with Publishing's and its Affiliates' (and their predecessors') trade secrets, business plans and business strategies and with other Confidential Information concerning Publishing and its predecessors and its Affiliates and that Executive's services have been and shall be of special, unique and extraordinary value to Publishing and its Affiliates. Therefore, Executive agrees that, during the Employment Period and for one (1) year thereafter (such period, the "Noncompete Period"),
                                                          -----------------
Executive shall not directly or indirectly own any interest in, manage, control, participate in (whether as an officer, director, employee, partner, agent, representative or otherwise), consult with, render services for, or in any other manner engage in, any of the businesses of International Data Group, Inc., CMP Media, Inc. (a subsidiary of United News & Media PLC) and Imagine Media, Inc. (or of any successor, assignee, partner, joint venture partner, subsidiary, division or Affiliate thereof, or any business or Person in which any of such Persons owns an interest or participates, which any of such Persons manages or controls (whether as an officer, director, employee, partner, agent, representative or otherwise), or with which any of such Persons consults or to which any of such Persons otherwise provides management or financial support). Nothing herein shall prohibit Executive from being an owner, indirectly through a mutual fund or other similar pooled investment vehicle, of a passive investment in the stock of a corporation which is publicly traded, so long as Executive has no other participation in the business of any such corporation.

          (b) During the Employment Period and for one (1) year thereafter (unless Executive is terminated by the Company without Cause following a Sale of the Company, in which case this Section 15(b) shall not be applicable to Executive), Executive shall not directly or indirectly through another Person
(i) induce or attempt to induce any employee of Publishing or any Affiliate to leave the employ of Publishing or such Affiliate, or in any way interfere with the relationship between Publishing or any Affiliate and any employee thereof,
(ii) hire any person who was an employee of Publishing or any Affiliate at any time during the one year period prior to the termination of the Employment Period, (iii) call on, solicit or service any customer, supplier, licensee, licensor, franchisee or other business relation of Publishing or any Affiliate in order to induce or attempt to induce such Person to cease or reduce doing business with Publishing or such Affiliate, or in any way interfere with the relationship between any such customer, supplier, licensee or business relation and Publishing or any Affiliate (including, without limitation, making any negative statements or communications about Publishing or its Affiliates) or
(iv) directly or indirectly acquire or attempt to acquire any business in the United States of America to which Publishing or any of its Affiliates has made an acquisition proposal prior to the Termination Date relating to the possible acquisition of such business (an "Acquisition Target") by Publishing or any of
                                  ------------------
its Affiliates, or take any action to induce or attempt to induce any Acquisition Target to consummate any acquisition, investment or other similar transaction with any Person other than Publishing or any of its Affiliates.

          16.  Enforcement. If, at the time of enforcement of Sections 13, 14 or
               -----------
15 of this Agreement, a court shall hold that the duration, scope, or area restrictions stated herein are unreasonable under circumstances then existing, the parties hereto agree that the maximum period, scope or geographical area reasonable under such circumstances shall be substituted for the stated period, scope or area and that the court shall be allowed and directed to revise the restrictions contained herein to cover the maximum period, scope and area permitted by law. Because Executive's services are unique and because Executive has access to Confidential Information and Work Product, the parties hereto agree that money damages would not be an adequate remedy for any breach of this

Agreement. Therefore, in the event a breach or threatened breach of this Agreement, Publishing or its successors or assigns may, in addition to other rights and remedies existing in their favor, apply to any court of competent jurisdiction for specific performance and/or injunctive or other relief in order to enforce, or prevent any violations of, the provisions hereof (without posting a bond or other security). In addition, in the event of an alleged breach or violation by Executive of Section 15, the Period set forth in such Section shall be tolled until such breach or violation has been duly cured. Executive agrees that the restrictions contained in Section 15 are reasonable and that Executive has received consideration in exchange therefor.

          17.  Definitions.
               -----------

               "Affiliate" of a Person means any other person, entity or
                ---------
investment fund controlling, controlled by or under common control with the Person and, in the case of a Person which is a partnership, any partner of the Person.

               "Board" means the board of directors of the specified Person.
                -----

               "Cause" means the commission of a felony or the commission of any
                -----
other act or omission involving fraud which constitutes a crime.

               "Certificate of Incorporation" means the Company's certificate of
                ----------------------------
incorporation in effect at the time as of which any determination is being made.

               "Code" means the Internal Revenue Code of 1986, as amended, and
                ----
any reference to any particular Code section shall be interpreted to include any revision of or successor to that section regardless of how numbered or classified.

               "Confidential Information" means all information of a
                ------------------------
confidential or proprietary nature (whether or not specifically labeled or identified as "confidential"), in any form or medium, that is or was disclosed to, or developed or learned by, Executive in connection with Executive's relationship with the Company or any of its Affiliates prior to the date hereof or during the Employment Period and that relates to the business, products, services, financing, research or development of the Company or any of its Affiliates or their respective suppliers, distributors or customers. Confidential Information includes, but is not limited to, the following: (i) internal business information (including information relating to strategic and staffing plans and practices, business, training, marketing, promotional and sales plans and practices, cost, rate and pricing structures, accounting and business methods); (ii) identities of, individual requirements of, specific contractual arrangements with, and information about, any of the Company' or any of its Affiliates' suppliers, distributors and customers and their confidential information; (iii) trade secrets, knowhow, compilations of data and analyses, techniques, systems, formulae, research, records, reports, manuals, documentation, models, data and data bases relating thereto; (iv) inventions, innovations, improvements, developments, methods, designs, analyses, drawings, reports and all similar or related information (whether or not patentable); and
(v) Acquisition Targets and potential acquisition candidates. Confidential Information shall not include information that Executive can demonstrate: (a) is or becomes publicly known through no wrongful act or breach of obligation of confidentiality; (b) was rightfully received by Executive from a third party (other than ZD, Inc. or any of its

Affiliates) without a breach of any obligation of confidentiality by such third party; (c) was known to Executive prior to his employment with Publishing and its Affiliates and prior to his employment with ZD, Inc. or any of it Affiliates; or (d) is required to be disclosed pursuant to any applicable law or court order; provided, however, that Executive provides Publishing with prior
             --------  -------
written notice of the requirement for disclosure that details the Confidential Information to be disclosed and cooperates with Publishing to preserve the confidentiality of such information to the extent possible.

               "EBITDA" means, with respect to the fiscal year of the Company
                ------
ending March 31, 2001, the consolidated net income of the Company and its Subsidiaries for such fiscal year plus, to the extent deducted in determining such net income, interest expense, provisions for taxes, depreciation and amortization, net of the bonuses contemplated hereby and under similar arrangements (whether paid in cash or otherwise payable) and before extraordinary gains and losses, calculated in accordance with generally accepted accounting principles and determined from the Company's audited annual financial statements for such Fiscal Year.

               "Executive Stock" means, collectively, the Coinvest Shares, the
                ---------------
Vesting Shares and any other Stock or equity securities hereafter acquired by Executive. Such Stock shall continue to be Executive Stock in the hands of any holder (except for the Company, the Investors and transferees in a Public Sale consummated in accordance with this Agreement and the Investor Rights Agreement), and except as otherwise provided herein, each such other holder of Executive Stock shall succeed to all rights and obligations attributable to Executive as a holder of Executive Stock hereunder. Executive Stock shall include both vested and unvested Executive Stock and shall include interests in the Company issued with respect to Executive Stock including, without limitation, by way of any recapitalization.

               "Fair Market Value" shall mean:
                -----------------

               (a) with respect to each share of Executive Stock which is listed on any stock exchange or quoted in the NASDAQ System or the over-the-counter market, the average of the closing prices of the sale of any such share on all stock exchanges on which such security may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York time, or, if on any day such security is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau Incorporated, or any similar successor organization, in each such case averaged over a period of 21 days consisting of the day as of which the Fair Market Value is being determined and the 20 consecutive business days prior to such day; and

               (b)  with respect to each share of Executive Stock which is not, as of the date of determination, listed on any stock exchange or quoted in the NASDAQ System or the over-the-counter market, the Fair Market Value thereof shall be the amount which each such share of Executive Stock would receive upon a liquidating distribution, in accordance with the Certificate of Incorporation, of the proceeds of a sale of the Company and its Subsidiaries as a going concern at market value as determined in good faith mutually by the Board of the Company and Executive and in accordance with the Certificate of Incorporation and determined (x) as of the Termination Date, if any Repurchase Notice or Supplemental Repurchase Notice has been delivered within three months after the Termination Date, or (y) as of a date determined by the Board of the Company within thirty (30) days prior to the delivery of the earlier of any Repurchase Notice or Supplemental Repurchase Notice, if any Repurchase Notice or Supplemental Repurchase Notice is delivered after the third month following the Termination Date; provided that if the parties cannot agree on Fair Market Value
                  --------
within 30 days after the delivery of the earlier of such notices, the Fair Market Value will be decided by a mutually acceptable independent investment bank and if the parties are unable to agree on such an investment bank, one shall be chosen by lot from four nationally recognized investment banks, two of which shall be designated by the Company and two of which shall be designated by Executive. The determination of the investment bank pursuant hereto will be final and binding and the fees and expenses of such investment bank shall be shared equally by the Company and Executive. Any determination of Fair Market Value of any Share of Executive Stock shall take into account, in the event of any Voluntary Termination, any diminution in the value of the Company as a result of the loss of Executive's services to Publishing and its Affiliates.

               "Incapacity" means the disability of Executive caused by any
                ----------
physical or mental injury, illness or incapacity as a result of which Executive is unable to effectively perform the essential functions of Executive's duties as determined by the Board of Publishing in good faith, for a period of 90 consecutive days or a period of 120 days during any 180-day period; provided
                                                                    --------
that any determination of Incapacity shall be made in compliance with the
----
provisions of the Family Medical Leave Act.

               "Independent Third Party" means any Person who, immediately prior
                -----------------------
to the contemplated transaction, does not own in excess of 5% of the Company' Common Stock on a fully diluted basis (a "5% Owner"), who is not controlling,
                                          --------
controlled by or under common control with any such 5% Owner and who is not the spouse or descendent (by birth or adoption) of any such 5% Owner or a trust for the benefit of such 5% Owner and/or such other Persons.

               "Investors" has the meaning given such term in the Investor
                ---------
Rights Agreement.

               "Investor Rights Agreement" means that certain Investor Rights
                -------------------------
Agreement, dated as of the date hereof, by and among the Company, the Executive and other holders of Stockholder Shares, as such agreement may be amended from time to time in accordance with its terms.

               "Original Cost" of any share of Executive Stock means the price
                -------------
paid by Executive for such share of Executive Stock.

               "Permitted Transferee" means any permitted transferee of Stock
                --------------------
pursuant to a transfer in accordance with Section 2D of the Investor Rights Agreement.

               "Person" means an individual or a corporation, partnership,
                ------
limited liability company, trust, unincorporated organization, association or other entity.

               "Public Sale" means any sale of Stockholder Shares to the public
                -----------
pursuant to an offering registered under the Securities Act or to the public through a broker, dealer or market maker pursuant to the provisions of Rule 144 adopted under the Securities Act.

               "Sale of the Company" means the sale of the Company to an
                -------------------
Independent Third Party or group of Independent Third Parties pursuant to which such party or parties acquire (i) capital stock of the Company possessing the voting power to elect a majority of the Board (whether by merger, consolidation or sale or transfer of the Company's capital stock) or (ii) all or substantially all of the assets of the Company determined on a consolidated basis.

               "Securities Act" means the Securities Act of 1933, as amended
                --------------
from time to time.

               "Stockholder Shares" has the meaning given such term in the
                ------------------
Investor Rights Agreement.


               "Subsidiary" means, with respect to any Person, any corporation,
                ----------
limited liability company, partnership, association or business entity of which
(i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity (other than a corporation), a majority of partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity (other than a corporation) if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control any managing director or general partner of such limited liability company, partnership, association or other business entity. For purposes hereof, references to a "Subsidiary" of the Company shall be given effect only at such times that the Company has one or more Subsidiaries, and, unless otherwise indicated, the term "Subsidiary" refers to a Subsidiary of the Company.

               "Transfer" has the meaning given such term in the Investor Rights
                --------
Agreement.

               "Work Product" means all inventions, innovations, improvements,
                ------------
developments, methods, processes, designs, analyses, drawings, reports and all similar or related information (whether or not patentable or reduced to practice or comprising Confidential Information) and any copyrightable work, trade mark, trade secret or other intellectual property rights (whether or not comprising Confidential Information) and any other form of Confidential Information, any of which relate to Publishing's or any of its Affiliates' actual or anticipated business, research and development or existing or future products or services and which were or are conceived, reduced to practice, contributed to, developed, made or acquired by Executive (whether alone or jointly with others) while employed (both before and after the date hereof) by Publishing (or its predecessors, successors or assigns) and its Affiliates.

               "WS" has the meaning given such term in the Investor Rights
                --
Agreement.

          18.  Notices. Any notice provided for in this Agreement must be in
               -------
writing and must be either personally delivered, mailed by first class mail (postage prepaid and return receipt requested) or sent by reputable overnight courier service (charges prepaid) to the recipients at the address indicated below:

          If to Executive:                James D. Dunning, Jr.
                                          2 Sutton Place South, Apt. 17D
                                          New York, NY 10022

          with a copy to:                 _____________________________
                                          _____________________________
                                          _____________________________

          If to the Company:              Ziff Davis Holdings Inc.
                                          28 E. 28th Street
                                          New York, NY 10016
                                          Attention: Chief Executive Officer

          with a copy to:                 Willis, Stein & Partners II, L.P.
                                          227 West Monroe Street, Suite 4300
                                          Chicago, IL 60606
                                          Attn: Daniel H. Blumenthal

          and                             Kirkland & Ellis
                                          200 East Randolph Drive
                                          Chicago, IL 60601
                                          Attn: John A. Weissenbach

          If to WS or the Investors:      Willis, Stein & Partners II, L.P.
                                          227 West Monroe Street, Suite 4300
                                          Chicago, IL 60606
                                          Attn: Daniel H. Blumenthal

          with a copy to                  Kirkland & Ellis
                                          200 East Randolph Drive
                                          Chicago, IL 60601
                                          Attn: John A. Weissenbach

or such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party. Any notice under this Agreement shall be deemed to have been given when so delivered or sent or, if mailed, five days after deposit in the U.S. mail.

          19.  General Provisions.
               ------------------

          (a)  Transfers in Violation of Agreement. Any Transfer or attempted
               -----------------------------------
Transfer of any Stock in violation of any provision of this Agreement shall be void, and the Company shall not record such Transfer on its books or treat any purported transferee of such Stock as the owner of such Stock for any purpose.

          (b)  Severability. Whenever possible, each provision of this Agreement
               ------------
shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

          (c)  Complete Agreement. This Agreement, those documents expressly
               ------------------
referred to herein and other documents of even date herewith embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way (including, without limitation, any employment agreement or similar agreement assumed by Publishing or its Affiliates and Executive, which is hereby terminated).

          (d)  Counterparts. This Agreement may be executed in separate
               ------------
counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same agreement.

          (e)  Successors and Assigns. Except as otherwise provided herein, this
               ----------------------
Agreement shall bind and inure to the benefit of and be enforceable by Executive, the Company, Publishing, the Investors and their respective successors and assigns; provided that the rights and obligations of Executive under this Agreement shall not be assignable except in connection with a permitted transfer of Stock hereunder.

          (f)  Governing Law; Jurisdiction. The corporate law of the State of
               ---------------------------
Delaware will govern all issues concerning the relative rights of the Company and its stockholders. All other issues concerning this Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of New York. Each party hereto hereby submits to the co-exclusive jurisdiction of the United States District Court for the Eastern District of New York, and of any New York state court sitting in New York, New York over any lawsuit under this Agreement and waives any objection based on venue or forum non conveniens with respect to any action instituted therein.

          (g)  Remedies. Each of the parties to this Agreement shall be entitled
               --------
to enforce its rights under this Agreement specifically, to recover damages and costs (including reasonable attorney's fees) caused by any breach of any provision of this Agreement and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that money damages would not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or deposit) for specific performance and/or other injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.

          (h)  Survival. The provisions set forth in Section 4, Section 8 and
               --------
Sections 13 through 19 shall survive and continue in full force and effect in accordance with their terms notwithstanding any termination of the Employment Period.

          (i)  Amendment and Waiver. The provisions of this Agreement may be
               --------------------
amended and waived only with the prior written consent of the Company, Publishing, Executive and WS.

          (j)  Third-Party Beneficiaries. The parties hereto acknowledge and
               -------------------------
agree that the Investors are third party beneficiaries of this Agreement. This Agreement will inure to the benefit of and be enforceable by the Investors and their respective successors and assigns, subject to amendment or waiver as provided in subparagraph (i) foregoing.

                              *     *     *     *

               IN WITNESS WHEREOF, the parties hereto have executed this Executive Agreement on the date first written above.

                                          ZIFF DAVIS HOLDINGS, INC.

                                          By:/s/ Daniel H. Blumenthal
                                             --------------------------------

                                          Its:/s/ Daniel H. Blumenthal
                                              -------------------------------


                                          ZIFF DAVIS PUBLISHING, INC.


                                          By:/s/ Daniel H. Blumenthal
                                             --------------------------------

                                          Its:_______________________________


                                          EXECUTIVE:


                                          /s/ James D. Dunning, Jr.
                                          -----------------------------------

                    [Signature Page to Executive Agreement]

                                                                         Annex A
                                                                         -------

                                PROMISSORY NOTE
                                ---------------

$3,900,000.00                                                     April __, 2000

               For value received, James D. Dunning, Jr. ("Executive") promises
                                                           ---------
to pay to Ziff Davis Holdings Inc., a Delaware corporation (the "Company"), the
                                                                 -------
aggregate principal sum of $3,900,000.00 together with interest thereon calculated from the date hereof (the "Date of Issuance") in accordance with the
                                      ----------------
provisions of this Promissory Note (this "Note"). This Note was issued pursuant
                                          ----
to and is subject to the terms of that certain Executive Agreement (the "Executive Agreement"), dated as of the date hereof, by and between the Company
 -------------------
and Executive. Any capitalized terms used herein and not defined shall have the meaning assigned to them in the Executive Agreement.

               1.  Payment and Capitalization of Interest.
                   --------------------------------------

               (a) Interest shall accrue on the outstanding principal amount of this Note (including any portion thereof which is Capitalized Interest) at a simple interest rate equal to the lesser of (i) a rate which shall equal 7.0% per annum or (ii) the highest rate permitted by applicable law. Interest shall be computed on the basis of a 365-day year and the actual number of days elapsed. Any accrued interest which for any reason has not theretofore been paid shall be paid in full on the date on which the final principal payment on this
Note is paid.

               2.  Payment of Principal on Note.
                   ----------------------------

               (a) Scheduled Payments. Executive shall pay the entire principal
                   ------------------
amount of this Note, plus all accrued and unpaid interest, on the seventh anniversary of the Date of Issuance (the "Maturity Date").
                                          -------------

               (b) Voluntary Prepayment. Executive may prepay, at any time and
                   --------------------
from time to time, without premium or penalty, all or any portion of the outstanding principal amount of this Note plus all accrued and unpaid interest thereon.

               (c) Mandatory Prepayment. Executive shall prepay, without premium
                   --------------------
or penalty, amounts due under this Note as follows:

                   (i) Immediately upon receipt of any cash proceeds Executive receives in connection with Executive's ownership of the Executive Stock, Executive shall prepay an amount of this Note equivalent to the amount of all such cash proceeds received up to the amount of principal and unpaid interest due hereunder.

                           (ii) Upon the consummation of a Sale of the Company prior to the Maturity Date, this Note shall be immediately due and payable and Executive shall prepay all of the outstanding principal amount of this Note, plus all accrued and unpaid interest thereon, as of the date of the consummation of such Sale of the Company.

                           (iii) If Executive's employment by Publishing terminates for any reason, this Note shall be immediately due and payable and Executive shall prepay all of the outstanding principal amount of this Note, plus all accrued and unpaid interest thereon, as of the date of such termination.

                  3.       Collateral.  The amounts due under this Note are
                           ----------
secured by a pledge of the Executive Stock, pursuant to a certain Stock Pledge Agreement, dated as of the date hereof, by and between Executive and Company (the "Pledge Agreement").
      ----------------

                  4.       Limited Recourse. Notwithstanding anything to the
                           ----------------
contrary herein, the Company hereby agrees that Executive shall not have personal liability with respect to any amounts owed under this Note, except as set forth in this paragraph and except for the Company's rights of set off as set forth in Section 8(e) of the Executive Agreement. Executive shall have personal liability under this Note, but in no event shall such liability exceed the Aggregate Recourse Amount determined as of the time of the Company's claim. "Aggregate Recourse Amount" means as of any time an amount equal to (A) 60% of
 -------------------------
the aggregate original principal amount of this Note, minus (B) the aggregate amount of all principal and interest payments made under this Note from the Date of Issuance of this Note through such time, including payments incident to Executive's declaring bankruptcy. Nothing in this paragraph 4, however, shall affect any of the Company's rights under the Pledge Agreement.

                  5.       Miscellaneous.
                           -------------

                  (a) In the event Executive fails to pay any amounts due hereunder when due, Executive shall pay to the holder hereof, in addition to such amounts due, all costs of collection, including reasonable attorneys fees.

                  (b) Executive, or his successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and nonpayment of this Note, and expressly agrees that this Note, or any payment hereunder, may be extended from time to time and that the holder hereof may accept security for this Note or release security for this Note, all without in any way affecting the liability of Executive hereunder.

                  (c) This Note shall be governed by the internal laws, not the laws of conflicts, of the State of Delaware.

                                 *  *  *  *  *

                  IN WITNESS WHEREOF, Executive has executed and delivered this Executive Promissory Note as of the date first written above.

                                                  EXECUTIVE:



                                                  ______________________________







                      [Signature Page to Promissory Note]

                                                                         Annex B
                                                                         -------

                                PROMISSORY NOTE
                                ---------------

$382,833.33                                                       April __, 2000


                  For value received, James D. Dunning, Jr. ("Executive") promises to pay to Ziff Davis Holdings Inc., a Delaware corporation (the "Company"), the aggregate principal sum of $382,833.33 together with interest thereon calculated from the date hereof (the "Date of Issuance") in accordance with the provisions of this Promissory Note (this "Note"). This Note was issued pursuant to and is subject to the terms of that certain Executive Agreement (the "Executive Agreement"), dated as of the date hereof, by and between the Company and Executive. Any capitalized terms used herein and not defined shall have the meaning assigned to them in the Executive Agreement.

                  1.      Payment and Capitalization of Interest.
                          --------------------------------------

                  (a) Interest shall accrue on the outstanding principal amount of this Note (including any portion thereof which is Capitalized Interest) at a simple interest rate equal to the lesser of (i) a rate which shall equal 7.0% per annum or (ii) the highest rate permitted by applicable law. Interest shall be computed on the basis of a 365-day year and the actual number of days elapsed. Any accrued interest which for any reason has not theretofore been paid shall be paid in full on the date on which the final principal payment on this Note is paid.

                  2.      Payment of Principal on Note.
                          ----------------------------

                  (a)     Scheduled Payments.  Executive shall pay the entire
                          ------------------
principal amount of this Note, plus all accrued and unpaid interest, on the seventh anniversary of the Date of Issuance (the "Maturity Date").
                                                  -------------

                  (b)     Voluntary Prepayment. Executive may prepay, at any
                          ---------------------
time and from time to time, without premium or penalty, all or any portion of the outstanding principal amount of this Note plus all accrued and unpaid interest thereon.

                  (c) Mandatory Prepayment. Executive shall prepay, without premium or penalty, amounts due under this Note as follows:

                          (i) Immediately upon receipt of any cash proceeds Executive receives in connection with Executive's ownership of the Executive Stock, Executive shall prepay an amount of this Note equivalent to the amount of all such cash proceeds received up to the amount of principal and unpaid interest due hereunder.

                          (ii) Upon the consummation of a Sale of the Company prior to the Maturity Date, this Note shall be immediately due and payable and Executive shall prepay all of the outstanding principal amount of this Note, plus all accrued and unpaid interest thereon, as of the date of the consummation of such Sale of the Company.

                          (iii) If Executive's employment by Publishing terminates for any reason, this Note shall be immediately due and payable and Executive shall prepay all of the outstanding principal amount of this Note, plus all accrued and unpaid interest thereon, as of the date of such termination.

                  3.      Collateral.  The amounts due under this Note are
                          ----------
secured by a pledge of the Executive Stock, pursuant to a certain Stock Pledge Agreement, dated as of the date hereof, by and between Executive and Company (the "Pledge Agreement").
      ----------------

                  4.      Limited Recourse. Notwithstanding anything to the
                          ----------------
contrary herein, the Company hereby agrees that Executive shall not have personal liability with respect to any amounts owed under this Note, except as set forth in this paragraph and except for the Company's rights of set off as set forth in Section 8(e) of the Executive Agreement. Executive shall have personal liability under this Note, but in no event shall such liability exceed the Aggregate Recourse Amount determined as of the time of the Company's claim. "Aggregate Recourse Amount" means as of any time an amount equal to (A) 60% of
 -------------------------
the aggregate original principal amount of this Note, minus (B) the aggregate amount of all principal and interest payments made under this Note from the Date of Issuance of this Note through such time, including payments incident to Executive's declaring bankruptcy. Nothing in this paragraph 4, however, shall affect any of the Company's rights under the Pledge Agreement.

                  5.      Miscellaneous
                          -------------

                  (a) In the event Executive fails to pay any amounts due hereunder when due, Executive shall pay to the holder hereof, in addition to such amounts due, all costs of collection, including reasonable attorneys fees.

                  (b) Executive, or his successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and nonpayment of this Note, and expressly agrees that this Note, or any payment hereunder, may be extended from time to time and that the holder hereof may accept security for this Note or release security for this Note, all without in any way affecting the liability of Executive hereunder.

                  (c) This Note shall be governed by the internal laws, not the laws of conflicts, of the State of Delaware.

                                 *  *  *  *  *

                  IN WITNESS WHEREOF, Executive has executed and delivered this Executive Promissory Note as of the date first written above.

                                             EXECUTIVE:



                                             ___________________________________






                      [Signature Page to Promissory Note]

                                                                         Annex C
                                                                         -------

                            STOCK PLEDGE AGREEMENT
                            ----------------------

               THIS STOCK PLEDGE AGREEMENT (this "Agreement") is made as of
                                                  ---------
April ___, 2000, by and between James D. Dunning, Jr. ("Pledgor") and Ziff Davis
                                                        -------
Holdings Inc., a Delaware corporation (the "Company"). Any capitalized terms
                                            -------
used herein but not defined shall have the meanings assigned to them in the Executive Agreement.

               The Company and Pledgor are parties to an Executive Agreement (the "Executive Agreement"), dated as of the date hereof, pursuant to which the
      -------------------
Company sold to Pledgor 3,311,333.33 shares of the Company's Common Stock and 8,455 shares of the Company's Series A Preferred Stock (collectively, the "Pledged Interests"), all of which are pledged pursuant to this Agreement, and
 -----------------
the Company has permitted the Pledgor to pay the purchase price therefor in part by delivery to the Company of a promissory note (the "Coinvest Note") in the
                                                      -------------
aggregate principal amount of $500,000.00 and a promissory note (the "Voting
                                                                      ------
Shares Note" and together with the Coinvest Note, the "Notes"). This Agreement
-----------                                            -----
provides the terms and conditions upon which the Notes are secured by a pledge to the Company of the Collateral (as defined below).

               NOW, THEREFORE, in consideration of the premises contained herein and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Company to accept the Notes as payment in part for the Pledged Interests, Pledgor and the Company hereby agree as follows:

               1.   Pledge. Pledgor hereby pledges to the Company, and
                    ------
grants to the Company a security interest in, the Pledged Interests and any related rights to payment, profits, distributions thereon, as the case may be, and all proceeds thereof, including any securities and moneys received (collectively the "Collateral"), whether now existing or acquired, as security
                   ----------
for the prompt and complete payment when due of the unpaid principal of and interest on the Notes and full payment and performance of the obligations and liabilities of Pledgor hereunder (including costs and attorneys fees associated with enforcement hereunder).

               2.   Delivery of Pledged Interests. Pledgor agrees to deliver to
                    ------------------------------
the Company any certificates or instruments representing the Pledged Interests or other Collateral, duly endorsed in blank or accompanied by undated stock powers duly executed in blank by such Pledgor or such other instruments of transfer as are acceptable to the Company.

               3.   Voting Rights; Cash Distribution. Notwithstanding anything
                    --------------------------------
to the contrary contained herein, during the term of this Agreement until such time as there exists a default in the payment of principal or interest on the Notes or any other default under the Notes or hereunder, Pledgor shall be entitled to all voting rights with respect to the Pledged Interests and shall be entitled to receive all cash distributions paid in respect of the Pledged Interests. Upon the occurrence of and during the continuance of any such default, at the option of the Company and upon notice by the Company to the Pledgor, Pledgor shall not be able to vote the Pledged Interests, such voting rights with respect thereto shall be exercisable by the Company and the Company shall retain all such cash distributions payable on the Pledged Interests as additional security hereunder. In furtherance of the Company's rights under this Section, the Pledgor shall execute and deliver to the Company, or cause to be executed and delivered to the Company, all such proxies, powers of attorney, and other instruments as the Company may reasonably request for the purpose of enabling the Company to exercise the voting rights which it is entitled to exercise or refrain from exercising pursuant to this Section 3.

               4.   Other Distributions, etc. If, while this Agreement is in
                    ------------------------
effect, Pledgor becomes entitled to receive or receives any securities or other property in addition to, in substitution of, or in exchange for any of the Pledged Interests (whether as a distribution in connection with any recapitalization, reorganization or reclassification), Pledgor shall accept such securities or other property on behalf of and for the benefit of the Company as additional security for Pledgor's obligations under the Notes and shall promptly deliver such additional security to the Company together with duly executed forms of assignment, and such additional security shall be deemed to be part of the Pledged Interests hereunder.

               5.   Default. If Pledgor (a) defaults in the payment of the
                    -------
principal under either of the Notes when either of them becomes due (whether upon demand, acceleration or otherwise) or any other event of default under either of the Notes or this Agreement occurs (including, without limitation, the bankruptcy or insolvency of Pledgor) or (b) defaults in the payment of interest or any other amount related to either of the Notes, the Company may (following five (5) days notice to Executive, during which the default is not cured) exercise any and all the rights, powers and remedies of any owner of the Pledged Interests (including the right to vote the Pledged Interests and receive any distributions with respect to such Pledged Interests) and shall have and may exercise without demand any and all the rights and remedies granted to a secured party upon default under the Uniform Commercial Code of Delaware or otherwise available to the Company under applicable law. Without limiting the foregoing, after the occurrence of and during the continuance of a default, the Company is authorized to sell, assign and deliver at its discretion, from time to time, all or any part of the Collateral at any private sale or public auction, on not less than ten days written notice to Pledgor, at such price or prices and upon such terms as the Company may deem advisable. Pledgor shall have no right to redeem the Collateral after any such sale or assignment. At any such sale or auction, the Company may bid for, and become the purchaser of, the whole or any part of the Pledged Interests offered for sale. In case of any such sale, after deducting the costs, attorneys' fees and other expenses of sale and delivery, the remaining proceeds of such sale shall be applied to the principal of and accrued interest on the Notes and other amounts related thereto (including costs, attorneys' fees associated with enforcement hereof); provided that after
                                                            --------
payment in full of the indebtedness evidenced by both of the Notes, the balance of the proceeds of sale then remaining shall be paid to Pledgor and Pledgor shall be entitled to the return of any of the Pledged Interests remaining in the hands of the Company. Pledgor shall be liable for any deficiency (to the extent liable therefor under the Notes) if the remaining proceeds are insufficient to pay the indebtedness under the Notes in full, including the fees of any attorneys employed by the Company to collect such deficiency.

               6.   Costs and Attorneys' Fees. All costs and expenses (including
                    -------------------------
reasonable attorneys' fees) incurred in exercising any right, power or remedy conferred by this Agreement or in the enforcement thereof, shall become part of the indebtedness secured hereunder and shall be paid by Pledgor or repaid from the proceeds of the sale of the Pledged Interests hereunder.

               7.   Payment of Indebtedness and Release of Pledged Interests.
                    --------------------------------------------------------
Upon payment in full of the indebtedness evidenced by the Notes and any amounts owed hereunder, the Company shall take all necessary action required to release any security interests the Company has with respect to the Collateral.

               8.   No Other Liens; No Sales or Transfers. Pledgor hereby
                    -------------------------------------
represents and warrants that Pledgor has good and valid title to all of the Collateral, free and clear of all liens, security interests and other encumbrances (other than pursuant to the Investor Rights Agreement or the Executive Agreement ), and Pledgor hereby covenants that, until such time as all of the outstanding principal of and interest on the Notes and amounts due and owing hereunder have been repaid, Pledgor shall not (i) create, incur, assume or suffer to exist any pledge, security interest, encumbrance, lien or charge of any kind against the Collateral or Pledgor's rights or a holder thereof, other than pursuant to the Executive Agreement or this Agreement, or (ii) sell or otherwise transfer any of the Collateral or any interest therein (other than pursuant to the Executive Agreement or the Investor Rights Agreement).

               9.   Further Assurances. Pledgor agrees that at any time and
                    ------------------
from time to time upon the written request of the Company, Pledgor shall execute and deliver such further documents (including UCC financing statements) and do such further acts and things as the Company may reasonably request to effect the purposes of this Agreement.

               10.  Severability. Any provision of this Agreement which is
                    ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

               11.  No Waiver; Cumulative Remedies. The Company shall not by
                    ------------------------------
any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by the Company, and then only to the extent therein set forth. A waiver by the Company of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Company would otherwise have on any future occasion. No failure to exercise nor any delay in exercising on the part of the Company, any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights or remedies provided by law.

               12.  Waivers, Amendments; Applicable Law. None of the terms or
                    -----------------------------------
provisions of this Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by the parties hereto. This Agreement and all obligations of the Pledgor hereunder shall together with the rights and remedies of the Company hereunder, inure to the benefit of the Company and its successors and assigns. This Agreement shall be governed by, and be construed and interpreted in accordance with, the laws of the State of Delaware, without giving effect to any applicable principles of conflicts of laws.

                                 *  *  *  *  *

               IN WITNESS WHEREOF, this Stock Pledge Agreement has been executed as of the date first above written.

                                   EXECUTIVE:

                                   __________________________________


                                   ZIFF DAVIS HOLDINGS INC.


                                   By:________________________________


                                   Its:_______________________________



                  [Signature Page to Stock Pledge Agreement]

                                                                         Annex D

                                                                  April __, 2000

                      ELECTION TO INCLUDE STOCK IN GROSS
                    INCOME PURSUANT TO SECTION 83(b) OF THE
                             INTERNAL REVENUE CODE


               On April __, 2000 (the "Effective Date"), the undersigned
                                       --------------
purchased from Ziff Davis Holdings Inc., a Delaware corporation (the "Company"),
                                                                      -------
1,531,333.33 shares of Common Stock of the Company, par value $.01 per share ("Executive Securities"). Under certain circumstances, the Company and/or
  --------------------
certain of the Company's stockholders (the "Investors") have the right to
                                            ---------
repurchase the Executive Securities at cost from the undersigned (or from the holder of the Executive Securities, if different from the undersigned) should the undersigned cease to be employed by Ziff Davis Publishing Inc. ("Publishing") and its subsidiaries. Hence, the Executive Securities are subject
  ----------
to a substantial risk of forfeiture and are nontransferable. The undersigned desires to make an election to have the Executive Securities taxed under the provision of Code (S)83(b) at the time the undersigned purchased the Executive Securities.

               Therefore, pursuant to Code (S)83(b) and Treasury Regulation
(S)1.83-2 promulgated thereunder, the undersigned hereby makes an election with respect to the Executive Securities (as described in paragraph 2 below), to
                                                     -----------
report as taxable income for calendar year 2000 the excess (if any) of the Executive Securities' fair market value on April __, 2000 over the purchase price thereof.

               The following information is supplied in accordance with Treasury Regulation (S)1.83-2(e):

               1. The name, address and social security number of the undersigned:

                         James D. Dunning, Jr.
                         2 Sutton Place South, Apt. 17D
                         New York, NY
                         10022 Fax: (212) 888-9379
                         Phone: (212) 888-1575
                         SS#: ______ -- ____--______

               2. A description of the property with respect to which the election is being made: 1,531,333.33 shares of Common Stock of the Company, par value $.01 per share.

               3. The date on which the property was transferred: April __, 2000. The taxable year for which such election is made: calendar year 2000.

               4. The restrictions to which the property is subject: If at any time prior to April __, 2005, the undersigned ceases to be employed by Publishing or any of its subsidiaries, the unvested portion of the Executive Securities shall be subject to repurchase by the Company and/or the Investor at their original cost. The Executive Securities shall become vested ratably, on a daily basis, over the five year period commencing April __, 2000, as long as Executive remains employed by Publishing or any of its subsidiaries, and shall be deemed to be unvested to the extent not vested as of termination of such employment; provided that all Executive Securities shall become fully vested if Executive remains employed by Publishing or any of its subsidiaries through the time of certain that certain events occur. Notwithstanding the foregoing, in the event the Executive ceases to be employed by Publishing or any of its subsidiaries for cause, all of the Executive Securities shall be subject to repurchase by the Company and/or the Investors at their original cost.

               5. The fair market value on April __, 2000 of the property with respect to which the election is being made, determined without regard to any lapse restrictions: $382,833.33.

               6.   The amount paid for such property: $382,833.33.

               A copy of this election has been furnished to the Secretary of the Company pursuant to Treasury Regulations (S)1.83-2(e)(7).

                                      ________________________________
Dated: _____________, 2000                  James D. Dunning, Jr.


                                      -2-